Halozyme Confidential and Proprietary 1 41st Annual J.P. Morgan Healthcare Conference Dr. Helen Torley, President and CEO January 10, 2023

Halozyme Confidential and Proprietary 2 Forward Looking Statements In addition to historical information, the statements set forth in this presentation include forward-looking statements including, without limitation, statements concerning the Company’s expected future financial performance (including the Company's financial outlook for 2022 and 2023) and expectations for profitability, revenue (including expectations for future royalties and product sales), cash flow, operating income, and earnings-per-share, and the Company’s plans to repurchase shares under its share repurchase program and to potentially expand the Company's platform through acquisitions. Forward-looking statements regarding the Company’s ENHANZE® drug delivery technology include the possible benefits and attributes of ENHANZE® including its potential application to aid in the dispersion and absorption of other injected therapeutic drugs and facilitating more rapid delivery and administration of larger volumes of injectablemedications through subcutaneous delivery and potential to decrease treatment burden and decrease healthcare costs. Forward-looking statements regarding the Company's ENHANZE® business may include potential growth driven by our partners' development and commercialization efforts (including anticipated new clinical trial starts, study readouts, ENHANZE® product approvals and launches and the timing related to these events), projections for future sales revenue of our collaborators’ products, potential new ENHANZE® collaborations, collaborative targets and indications for ENHANZE® products, co-formulation intellectual property and the Company’s plans to develop a large volume auto-injector and new formulations of its API for longer intellectual property protection. These forward-looking statements are typically, but not always, identified through use of the words "believe," "enable," "may," "will," "could," "intends," "estimate," "anticipate," "plan," "predict,""probable," "potential," "possible," "should," "continue," and other words of similar meaning and involve risk and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Actual results could differ materially from the expectationscontained in these forward-looking statements as a result of several factors, including unexpected levels of revenues (including royalty and milestone revenue received from our collaboration partners and product sales), expenditures and costs, unexpected delays in the execution of the Company’s share repurchase program or planned platform expansion, unexpected results or delays in the growth of the Company’s ENHANZE® business (including as a result of unexpected conversion rates), obtaining new co-formulation intellectual property, or in the development, regulatory review or commercialization of new formulations of the Company’s API or its partners’ ENHANZE® products, unexpected delays in the Company’s plans to develop a large volume auto-injector, including any potential delays caused by the current COVID-19 global pandemic, regulatory approval requirements, unexpected adverse events or patient outcomes and competitive conditions. These and other factors that may result in differences are discussed in greater detail in the Company's most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Non-GAAP Financial Measures: In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), these materials contain certain non- GAAP financial measures. The Company reports EBITDA and non-GAAP diluted earnings per share and expectations of those measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses Non-GAAP financial information in assessing what it believes is a meaningful and comparable set of financial performance measures to evaluate operating trends, as well as in establishing portions of our performance-based incentive compensation programs. The Company does not prov ide reconciliations of forward-looking adjusted measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for changes in contingent liabilities, share-based compensation expense and the effects of any discrete income tax items. Note: This presentation contains product names, trademarks and registered trademarks that are property of their respective owners.

Halozyme Confidential and Proprietary 3 What We Do: License Drug Delivery Platforms to Partners, and Commercialize Specialty Products Commercially-Validated Sub-Cutaneous Delivery • 5 approved partnered products • Approved in 100+ countries • >600,000 patients have received ENHANZE®- enabled treatments Commercialized & development stage devices for broad application ENHANZE® Auto-Injectors Specialty Products Drug Delivery Platform Technologies Commercial Portfolio

Halozyme Confidential and Proprietary 4 2023 Select Financial Guidance Highlights $655M - $685MTotal Revenue 2022 Royalty Revenue 2023 $350M - $360M $815M - $845M $445M - $455M >20% YoY growth >20% YoY growth EBITDA $310M - $335M $415M - $440M >30% YoY growth Excludes impact of amortization costs in 2023 related to the Antares acquisition

Halozyme Confidential and Proprietary 5 Halozyme Investment Highlights Profitable, high-growth biopharma company with diversified revenue streams New Potential Royalty Revenue Opportunity • 2 Potential ENHANZE® SC Approvals in 2023 • 2 Additional Potential ENHANZE® SC Approvals by 2025 New Opportunity 2023: ENHANZE® plus large volume auto-injectors (LVAI)

Halozyme Confidential and Proprietary 6 01 02 03 04 Differentiated Growth Platforms >$1B ENHANZE® Opportunity Specialty Product Opportunity Durable Revenue and Financial Strength Halozyme: Delivering Strong & Durable Growth

The World Needs More Subcutaneous Large and Small Molecule Drug Delivery

Halozyme

Potential benefits for **Patient and Caregivers**

- **Decreased treatment burden**
  - Hours to minutes[2]
- **Improved patient experience**
  - Prefer SC vs. IV[1]
  - Optionality[5]
- **Lower infusion related reactions IRRs**[3,4,6]

Potential benefits for **Healthcare System (providers, nurses, pharmacists, payers)**

- **Potential to decrease healthcare costs:**
  - Less use of more costly hospital/ infusion centers[7]
  - Greater patient throughput for clinics
  - Decrease HCP time in administration[7]
  - Decreased drug wastage[8] (fixed vs. weight-based dosing)

Sources: [1] Pivot X, Gligorov J, Müller V, et al. "Patients' Preference for SC vs. IV", Annals of Oncology, 2014; 3:4. [2] Stephen P. Knowles, Marie A. Printz, David W. Kang, Michael J. LaBarre & Renee P. Tannenbaum (2021): Safety of recombinant human hyaluronidase PH20 for subcutaneous drug delivery, Expert Opinion on Drug Delivery, DOI: 10.1080/17425247.2021.1981286. [3] Chari A, Nahi H, Mateos M-V, et al. Presented at: ASH Annual Meeting; Dec 9-12, 2017; Atlanta, GA. [3] Lancet Haematol. "Subcutaneous versus intravenous daratumumab in patients with relapsed or refractory multiple myeloma (COLUMBA): a multicenter, open-label, non-inferiority, randomised, phase 3 trial"; 2020. [4] Wasserman RL, Melamed I, Stein M, et al. Meeting of the ACAAI; Nov 3-8, 2011; Boston, MA. [5] Rummel M, Kim TM, Aversa F, et al. "Preference for subcutaneous or intravenous administration", Annals of Oncology 28, no 4 (2016): 836,838. [6] Chari A, Nahi H, Mateos M-V, et al. Presented at: ASH Annual Meeting; Dec 9-12, 2017; Atlanta, GA. [7] Sanchez, ClinicoEconomics and Outcomes Research: 2019: 695. [8] Hendrikx, "Fixed Dosing of Monocolonic Antibodies in Oncology" The Onoclogist 2017; 22; 1212-122.

Halozyme Confidential and Proprietary | 7

Halozyme Confidential and Proprietary 8 ENHANZE®: Patented, De-risked, Commercial Platform Technology Enabling Rapid, Large Volume Subcutaneous Delivery of IV Drugs What it does: ENHANZE® creates temporary space for SC fluid dispersion which returns to normal; reduces backpressure ENHANZE® Uniquely enables rapid SC delivery • 5-15mL over 2-5 minutes • 300-600mL at 5 mL/min Decreased injection site swelling and induration Aids absorption leading to increased bioavailability versus subcutaneous without ENHANZE®1 Potential for decreased systemic infusion related reactions 1 Morcos International Journal of Clinical Pharmacology and Therapeutics, Vol. 51 – No. 7/2013 (537-548)

Halozyme Confidential and Proprietary 9 5 Approved Products 100+ Countries >600,000 Patients have received ENHANZE®–enabled SC products 2 Partner Products in Regulatory Review 4 Partner Products in/soon to start Phase 3 8 Partner Products in/ completed Phase 1 Established Drug Delivery Leadership: 5 Globally-Approved Partner Products, Robust and Diverse Pipeline

Halozyme Confidential and Proprietary 10 In Multiple Target Opportunities Open for ENHANZE® Therapeutic Area Targets Taken Exclusively Available IV High Volume Targets* Oncology 9 23 CNS 1 10 Hematologic 1 11 Autoimmune Diseases 4 8 Cardiovascular/Metabolic 0 6 Infectious Disease 5 5 TOTAL 20 63 Sources: Evaluate Ltd and Citeline Pharmaprojects

Halozyme Differentiated Proprietary and Partner Small Volume Auto-Injectors (SVAI),Commercially Available and Widely Licensable

Halozyme


1.0 ml
QuickShot Auto-Injector
antares

QuickShot™ and BigShot™ Auto Injectors

1 mL and 2.25 mL
SC or IM

XYOSTED
(testosterone enanthate) injection

Pfizer
Undisclosed

idorsia
Selatogrel


Vibex
antares

VIBEX™ Auto Injectors

1 mL
SC or IM

teva
Generic EpiPen

teva
Generic Imitrex

Otrexup
(methotrexate) injection
for subcutaneous use
Assertio Holdings


Vai
antares

VAI™ Auto Injectors

2.25 mL
SC or IM

ATRS-1902 (development stage)


1.5mL
Multi-Dose Pen
antares

Pen Injector Systems

1.5 mL and 3.0 mL
multi-dose, disposable

teva
Generic Forteo

8M units in 2022

Note: All product names, trademarks and registered trademarks are property of their respective owners.

Halozyme Confidential and Proprietary | 11

Halozyme Confidential and Proprietary 12 NEW in 2023: ENHANZE® Plus Auto-Injector Facilitates >5mL to 10mL Auto-Injector + Halozyme Auto-Injector Technology and Know How Large Volume >5mL Auto-Injector • Creates space for fluid dispersion • Reduces backpressure • Reduces leakage to deliver planned dose Customizable technology to meet partner needs 2023: Complete clinical feasibility testing

Halozyme Confidential and Proprietary 13 01 02 03 04 Differentiated Growth Platforms >$1B ENHANZE® Opportunity Specialty Product Opportunity Durable Revenue and Financial Strength Halozyme: Delivering Strong & Durable Growth

Halozyme Confidential and Proprietary 14 ENHANZE®: Durable Revenue Potential and Strong Future Growth Opportunities Waves 1 & 2 5 Globally-Approved Products Wave 3 Efgartigimod SC* Atezolizumab SC** Nivolumab SC Ocrelizumab SC Wave 4 8 in/completed Phase 1 2 in/soon to start Phase 3 Wave 5 New nominations from current and new partners Launch Potential 2023-2025 Launch Potential 2025-2027 Launch Potential 2027+ Revenue drivers 2023-2025 Revenue drivers 2021+ Revenue drivers 2025-2027 Revenue drivers 2027+ * Submitted for regulatory approval ** Submission to regulatory authorities ongoing 1 Includes development, commercial and upfront milestones and other collaboration revenue 4 Product Candidates 10 Product Candidates 2021-2023 milestone revenue now projected to be $330-360M1 2022-2024 milestone revenue projection unchanged at $450-$500M1

ENHANZE®: A Royalty Growth Story

Halozyme


Projected Royalty Revenue Potential
$1B
$350-360M
Drivers
Current Portfolio
Waves 1, 2, 3 and 4 ENHANZE® Products
Granted and submitted co-formulation patents
+
Drivers
Wave 5 ENHANZE® Products
Co-formulation patents submitted 2022-2027
NEW rHuPH20 with extended room temp. stability, longer IP
2022 Estimate
2027 Potential
2031 Potential

2027 projection based on approved products and assumes global approval and launches of approximately 20 additional products in multiple indications. Includes projections for subcutaneous versions for targets not currently approved or commercially available. Assumes approved and under review co-formulation patents. Innovator revenues based on Bloomberg or Evaluate Ltd analyst-based estimates when available. Conversion rates based on Halozyme internal projections. Royalty revenue projections includes targets selected and not yet disclosed. Projected royalty revenue is not risk-adjusted. Royalty rate mid-single digit range across all products

Halozyme Confidential and Proprietary | 15

Halozyme Confidential and Proprietary 16 01 02 03 04 Total Royalties: Projecting Record Royalty Revenue in 2023 W A V E Projecting >20% growth in 2023 Annual Total Royalty Revenue* ($M) $69.9 $88.6 $203.9 $350-$360 2019 2020 2021 2022E 2023E $445-$455 *Includes auto-injector royalt ies

Halozyme Confidential and Proprietary 17 01 02 03 04 Wave 2: Launch Growth Drivers DARZALEX SC/FASPRO® Share and Revenue Growth Continues W A V E 1 Analysts’ consensus from Evaluate Ltd October 2022 2 2022 Symphony Health (subscription data presented with permission) 66% 72% 76% 80% 83% 85% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 DARZALEX FASPRO® Share of Total US DARZALEX®Sales2 $4.2 $6.0 $8.0 $9.5 $10.9 $12.0 $13.0 $13.8 $14.5 0 2 4 6 8 10 12 14 16 Total DARZALEX® Sales IV+SC ($B) 1

Halozyme Confidential and Proprietary 18 01 02 03 04 Wave 2: Launch Growth Drivers Phesgo® Share and Revenue Growth Continues W A V E 1 Analysts’ consensus from Evaluate Ltd October 2022 2 Roche's Third Quarter 2022 Results *Phesgo® conversion rate is based on volumes (vials) and includes all launch countries after the 2nd quarter after the launch (25 countries). Total Perjeta® Sales ($B) 1 Phesgo®2 $4.3 $4.4 $4.5 $4.6 $4.6 4.0 4.1 4.2 4.3 4.4 4.5 4.6 4.7 2021 2022E 2023E 2024E 2025E

WAVE 01 02 03 04

Wave 3: Four Potential Launches 2023-2025

Products			Disease Areas	Milestones	Potential Launch[1]
argenx	Efgartigimod	IV APPROVED (gMG)	gMyasthenia Gravis Other Indications	Completed SC with ENHANZE® BLA submission in September 2022 Additional SC with ENHANZE® data readouts projected in 2023	**2023** for gMyasthenia Gravis
Roche	Atezolizumab	IV APPROVED	Phase 3 in Non-Small Cell Lung Cancer[2]	Submission to regulatory authorities ongoing	**2023**
Roche	Ocrelizumab	IV APPROVED	Multiple Sclerosis	Phase 3 data readout projected in 2023	**2024**
Bristol Myers Squibb	Nivolumab	IV APPROVED	Phase 3 studies in: Clear Cell Renal Cell Carcinoma Melanoma	Phase 3 ongoing	**TBD**

[1] Halozyme assessment based on company statements on pivotal data availability. Assumes 6 months for BLA submission filing and 10-month FDA review.
[2] Roche pursuing label for multiple indications

Halozyme Confidential and Proprietary 19

Halozyme Confidential and Proprietary 20 First-in-class anti-FcRn Approved as IV for Generalized Myasthenia Gravis Potential to address unmet need in ~15 indications Analysts’ projections: ~$4.7B in 20281 Number 1 Multiple Sclerosis treatment US and EU 52 Widely studied with long term data Analysts’ projections: ~$8.2B in 20281 Efgartigimod Atezolizumab Ocrelizumab Wave 3: Developing SC Versions of Diverse, Blockbuster Products Leading anti-PDL1 Currently approved in 5 cancer types Analysts’ projections: ~$7.0B in 20281 Nivolumab Currently approved in 10+ cancer types Analysts’ projections: ~$13.4B in 20281 Parent Products Projected at >$30B in 20281 01 02 03 04W A V E 1 Analysts’ consensus from Evaluate Ltd October 2022 2 Roche's Third Quarter 2022 Results

Halozyme Confidential and Proprietary 21 Efgartigimod SC: Potential to Transform Treatment Approach for Patients with Autoimmune Diseases 1 Analysts' consensus and projections from Evaluate Ltd October 2022 ENHANZE® Potential Impact Extensive SC Development and Large Opportunity Efgartigimod sales $4.7B in 2028, with significant ex-US sales1 SC IV SC status WW Total Opportunity Projection 20281 gMyasthenia Gravis US PDUFA date: March 20, 2023 Submitted EMA $2.1B CIDP Phase 3 SC data: Q2 2023 $1.2B ITP Positive IV data Phase 3 SC data: 2H 2023 $0.5B Pemphigus Phase 3 SC data: 2H 2023 $0.3B Bullous Pemphigoid Phase 2/3 ongoing $0.4B Myositis Phase 2/3 ongoing • Rapid, SC injection ~1 minute versus 60 minutes for IV • May facilitate penetration into early disease patients 01 02 03 04W A V E $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 ‘23 ‘24 ‘25 ‘26 ‘27 ‘28 WW Sales BILLIONS

Halozyme Confidential and Proprietary 22 Atezolizumab SC: Potential to Reduce Treatment Burden, Help Alleviate Infusion Clinic Capacity Constraints ENHANZE® Potential Impact SC OpportunityTotal Atezolizumab sales ~$7B in 2028, with significant ex-US sales1 TECENTRIQ Monotherapy +/- Oral Therapy TECENTRIQ IV Combination Indications FDA Approved Indications FDA Approved Indications Non-Small Cell Lung Cancer Melanoma Alveolar Soft Part Sarcoma Non-Small Cell Lung Cancer Hepatocellular Cancer Small Cell Lung Cancer • Submission to regulatory authorit ies ongoing, seeking approval across all indications • Rapid SC injection over 7 minutes versus 30-60 mins IV • Potential to reduce healthcare utilizat ion and reduce cost in monotherapy and combination sett ing • May be appropriate for out of hospital administrat ion by a healthcare professional $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 ‘23 ‘24 ‘25 ‘26 ‘27 ‘28 WW Sales 01 02 03 04W A V E 1 Analysts’ consensus and projections from Evaluate Ltd October 2022 BILLIONS

Halozyme Confidential and Proprietary 23 Nivolumab SC: Potential to Reduce Treatment Burden, Help Alleviate Infusion Clinic Capacity Constraints ENHANZE® Potential Impact Total Nivolumab sales ~$13.4B in 2028, with significant ex-US sales1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 ‘23 ‘24 ‘25 ‘26 ‘27 ‘28 WW Sales • Phase 3 SC Opdivomonotherapy studies ongoing • Renal Cell Carcinoma • Melanoma • Phase 3 Nivolumab and Relatlimab SC fixed combination in Melanoma study soon to start 01 02 03 04W A V E 1 Analysts’ consensus and projections from Evaluate Ltd October 2022 BILLIONS

Halozyme Confidential and Proprietary 24 Ocrelizumab SC: Meaningful Reduction in Administration and Observation Schedule Adds to Competitive Profile 1 Analysts’ consensus and projections from Evaluate Ltd October 2022 2 Roche's Third Quarter 2022 Results RMS=relapsing multiple sclerosis; PPMS=primary progressive MS; Q6M=dosing every 6 months ENHANZE® Potential Impact ENHANZE® could reduce administration and observation schedule to 60 mins for first 2 doses and 10 mins for all subsequent doses2 Ocrelizumab sales ~$8.2B in 2028, with significant ex-US sales1 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 ‘23 ‘24 ‘25 ‘26 ‘27 ‘28 WW Sales 01 02 03 04W A V E BILLIONS • Final dose monitoring requirements for SC subject to regulatory review

WAVE 01 02 03 04

Wave 4: Multiple Potential Launches

Analysts' Consensus Revenue For All Parent Products in 2028: >$60B[1]

ONCOLOGY	IMMUNE/ AUTOIMMUNE	HIV
Nivolumab+Relatlimab (BMS) **IV APPROVED** **SC soon to start Phase 3**	Teprotumumab-trbw (Horizon) **IV APPROVED**	N6LS bnAb (ViiV)
		Cabotegravir (ViiV) **Oral and IM APPROVED**
Amivantamab (Janssen) **IV APPROVED** **SC in Phase 3**	ARGX-117 (argenx)	Rilpivirine (Janssen) **Oral APPROVED**
	TAK-881 (Takeda)	

In or have completed Phase 1

[1] Analysts' consensus for Wave 1-4 products from Evaluate Ltd. October 2022 excluding, ARGX-117 (argenx), undisclosed (Roche), undisclosed (Chugai), TAK-881 (Takeda) and N6LS(Viiv)

Table excludes Roche undisclosed target, Chugai undisclosed target, each in Phase 1

Halozyme Confidential and Proprietary 25

Halozyme Confidential and Proprietary 26 01 02 03 04 Differentiated Growth Platforms >$1B ENHANZE® Opportunity Specialty Product Opportunity Durable Revenue and Financial Strength Halozyme: Delivering Strong & Durable Growth

Testosterone Replacement Therapy Portfolio:
Targeting to Generate >$100M XYOSTED Revenue in 2023

FOCUS	FOCUS	OPPORTUNITY
XYOSTED® (testosterone enanthate) injection ⓒⅢ	TLANDO® (testosterone undecanoate) ⓒⅢ	~8.5M TRX prescribed for testosterone replacement therapy in 2022
Once-a-week dosing	2X/daily oral administration	Growing ~5% YOY
Virtually painless subcutaneous injection using auto-injector technology	First oral TRT without titration requirement	Switch strategy from IM and gels
21 Orange Book-listed patents extending to 2038		**Each 1% share gain ~$20M in net sales**
Launched November 2018	*Launched June 2022*	

Halozyme Confidential and Proprietary | 27

Halozyme Confidential and Proprietary 28 01 02 03 04 Differentiated Growth Platforms >$1B ENHANZE® Opportunity Specialty Product Opportunity Durable Revenue and Financial Strength Halozyme: Delivering Strong & Durable Growth

Halozyme Confidential and Proprietary 29 Halozyme Strategic and Capital Allocation Priorities Invest to Maximize Revenue Growth and Durability Continue to Return Capital to Shareholders Identify Opportunities for External Growth • ENHANZE® • Auto-injector innovation • Commercial opportunity Second Plan: December 2021 $750M 3-year share buyback • $350M completed through December 2022 • $150M planned in 2023 pending market conditions and other factors • Focus on integration • Continue to evaluate opportunities to accelerate and extend revenue

Halozyme Confidential and Proprietary 30 2023: Projected Acceleration in Royalty Generating Products WAVE 2 Royalties 2023 2024 2025 DARZALEX® SC Phesgo® PIPELINE Potential Royalties Potential Approval Efgartigimod SC Potential Approval Atezolizumab SC Phase 3 Data Readouts Efgartigimod SC CIDP ITP Pemphigus Multiple Sclerosis Ongoing Phase 3 Nivolumab Nivolumab/Relatlimab, FDC* Amivantimab Goal for New Agreements One ENHANZE® One ENHANZE®/LVAI One SVAI * Phase 3 soon to start Ocrelizumab SC

Halozyme Confidential and Proprietary 31 2023 Financial Guidance Highlights $655M - $685MTotal Revenue 2022 Royalty Revenue EBITDA Non-GAAP Diluted EPS 2023 $350M - $360M $310M - $335M $2.10 - $2.25 $815M - $845M $445M - $455M $415M - $440M $2.50 - $2.65 • >20% YoY growth • Product Sales expected to increase due to full year Antares contribution and increasing ENHANZE API demand • Includes one new deal milestones • Total collaboration revenue expected to be relatively flat compared to 2022 • >20% YoY growth • Continued DARZALEX® and Phesgo® uptake and full year Antares device royalty contribution • >30% YoY growth • Excludes impact of amortization costs in 2023 related to the Antares acquisition • Strong double-digit growth, >10% YoY • Excludes impact of future share repurchases

Halozyme Confidential and Proprietary 32 Appendix

Halozyme Confidential and Proprietary 33 ENHANZE® Partner Product Development Pipeline Current Program/Product Indications Phase 1 Phase 2 Phase 3 Filed Wave 3 Efgartigimod (argenx) MG Atezolizumab (Roche) NSCLC Ocrelizumab (Roche) Multiple sclerosis Nivolumab (BMS) RCC Nivolumab (BMS) Melanoma Efgartigimod (argenx) CIDP Efgartigimod (argenx) Immune thrombocytopenia Efgartigimod (argenx) Pemphigus Efgartigimod (argenx) Bullous Pemphigoid (BP) Efgartigimod (argenx) Myositis Wave 3 Pipeline

ENHANZE® Partner Product Development Pipeline

Wave 4 Pipeline

Current Program/Product	Indications	Phase 1	Phase 2	Phase 3	Filed
Wave 4					
Amivantamab (Janssen)	Solid malignancies				Phase 3 start 3Q 3022
Nivolumab+Relatlimab (BMS)	Solid tumors				Phase 3 to start soon
ARGX-117 (argenx)	Multifocal motor neuropathy				
Teprotumumab-trbw (Horizon)	Thyroid Eye Disease				
Rilpivirine (Janssen)	HIV				
Undisclosed (Roche)	Undisclosed				
TAK-881 (Takeda)	Immune				
Cabotegravir (ViiV)	HIV				
N6LS bnAb (ViiV)	HIV (treatment)				
Undisclosed (Chugai)	Undisclosed				

Halozyme Confidential and Proprietary 34